UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) April 30, 2026

Modine Manufacturing Company

(Exact Name of Registrant as Specified in Its Charter)

Wisconsin

(State or Other Jurisdiction of Incorporation)

001-01373	39-0482000
(Commission File Number)	(IRS Employer Identification No.)

1500 DeKoven Avenue, Racine, Wisconsin	53403
(Address of Principal Executive Offices)	(Zip Code)

(262) 636-1200

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of Each exchange on Which Registered
Common stock, par value $0.625	MOD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Information to be Included in the Report

Item 1.01.Entry into a Material Definitive Agreement.

On April 30, 2026, Modine Manufacturing Company (the “Company”) and Airedale International Air Conditioning Limited, as borrowers (collectively, the “Borrowers”), entered into Amendment No. 2 (the “Amendment”) to the Sixth Amended and Restated Credit Agreement, dated as of July 10, 2025 (as previously amended, the “Credit Agreement”), by and among the Borrowers, the lenders party thereto, and JPMorgan Chase Bank, N.A., as administrative agent.

The Amendment modifies the Credit Agreement to, among other things, (i) permit the separation, disposition and spin-off of the Company’s Performance Technologies business and the related transactions contemplated by that certain Agreement and Plan of Merger, dated January 29, 2026 (collectively, the “PT Transaction”), and (ii) provide for the incurrence of indebtedness by a newly formed subsidiary in connection with the PT Transaction and the use of the proceeds thereof.

In connection with the foregoing, the Amendment (a) adds definitions and related provisions pertaining to the PT Transaction, including provisions relating to a newly-formed escrow subsidiary that may incur indebtedness, the proceeds of which are to be held in escrow pending consummation of the PT Transaction, (b) revises certain negative covenants to permit investments, restricted payments, asset transfers and affiliate transactions undertaken in connection with the PT Transaction, and (c) provides for a mandatory prepayment of loans under the Credit Agreement with 100% of the net proceeds of such indebtedness upon release from escrow or otherwise in connection with the PT Transaction, subject to specified application mechanics.

The foregoing description of the material terms of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 4.1 and is incorporated by reference herein.

Item 9.01Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are being furnished herewith:

Exhibit Number	Description

4.1

Amendment No. 2 to Sixth Amended and Restated Credit Agreement among the Company, the initial subsidiary borrower, the institutions party thereto as lenders, JPMorgan Chase Bank, N.A., as administrative agent, dated as of April 30, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MODINE MANUFACTURING COMPANY
(Registrant)

By:	/s/ Erin J. Roth
Erin J. Roth
Vice President, General Counsel and Chief Compliance Officer

Date: May 5, 2026

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